UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2007

Javelin Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-31114	88-0471759

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 CambridgePark Drive, Cambridge Massachusetts	02140

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (617) 349-4500

N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry in to a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1: PRESS RELEASE

Item 1.01 Entry in to a Material Definitive Agreement
     On May 18, 2007, Javelin Pharmaceuticals, Inc. (the “Company”) entered into a Development and Toll Manufacturing Agreement (the “Manufacturing Agreement”) with Baxter Healthcare Corporation (“Baxter”). The agreement is for United States drug supply and has a three year term, renewable thereafter in one-year increments. Under the Manufacturing Agreement, the Company committed to purchase at least $13,230,000 worth of Dyloject™ product manufactured to its specifications, commencing upon regulatory approval from the U.S. Food and Drug Administration (“FDA”). As is customary in such agreements, either party may terminate upon written notice upon the occurrence of certain events, including breach, insolvency or, subject to certain cure provisions and restrictions, the lack of FDA approval for Dyloject by a specified date. On May 22, 2007, the Company filed a press release announcing the entry into the Manufacturing Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
     The Company intends to submit a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, requesting that it be permitted to redact certain portions of the Manufacturing Agreement. The omitted material will be included in the request for confidential treatment.
     The foregoing summary is qualified in its entirety by reference to the Manufacturing Agreement, which will be attached as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2007.
Item 9.01 Financial Statements and Exhibits
(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release of Javelin Pharmaceuticals, Inc. dated May 22, 2007
     The information contained herein and in the accompanying exhibits is being furnished pursuant to “Item 1.01 Entry into a Material Definitive Agreement”. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAVELIN PHARMACEUTICALS, INC.
By:	/s/ Daniel B. Carr, M.D.
	Name:	Daniel B. Carr, M.D.
	Title:	Chief Executive Officer

Dated: May 22, 2007

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